                         CONSENT OF INDEPENDENT AUDITORS

We consent to the reference to our firm under the caption "Experts" and to the use of our report dated May 18, 2001 in Registration Statement No. 333-43762 on Amendment No. 2 to Form SB-2 of PowerChannel Holdings, Inc. and Subsidiaries for the registration of 2,520,868 shares of its common stock.



YOHALEM GILLMAN & COMPANY LLP




New York, New York
August 14, 2001